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                                                               Sub-Item 77Q1(a)

                          SECOND AMENDED AND RESTATED
                                    BYLAWS
                                      OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                          A DELAWARE STATUTORY TRUST

                      Adopted effective October 26, 2016
               Capitalized terms not specifically defined herein
            shall have the meanings ascribed to them in the Trust's
Third Amended and Restated Agreement and Declaration of Trust (the "Agreement").

                                   ARTICLE I
                                    OFFICES

   Section 1. Registered Office. The registered office of AIM Investment Funds (Invesco Investment Funds) (the "Trust") shall be as set forth in the Certificate of Trust.

   Section 2. Other Offices. The Trust may also have offices at such other places (including a principal office) both within and without the State of Delaware as the Trustees may from time to time determine or the business of the Trust may require.

                                  ARTICLE II
                                   TRUSTEES

   Section 1. Meetings of the Trustees. The Trustees of the Trust may hold meetings, both regular and special, either within or without the State of Delaware. Subject to any applicable requirements of the 1940 Act, (i) any meeting, regular or special, of the Board of Trustees (or any committee or sub-committee thereof) may be held by conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting and (ii) at all meetings of the Trustees, every Trustee shall be entitled to vote by proxy, provided that such proxy shall, before or after such meeting, be delivered to the Secretary or other person responsible for recording the proceedings of such meeting. To the extent permitted by the 1940 Act, a Trustee may provide any proxy through written, electronic, telephonic, computerized, facsimile, telecommunications, telex or by any other form of communication.

   Section 2. Regular Meetings. Regular meetings of the Board of Trustees shall be held each year, at such time and place as the Board of Trustees may determine.

   Section 3. Notice of Meetings. Notice of the time, date, and place of all meetings of the Board of Trustees and any committee or sub-committee thereof shall be given to each Trustee, committee member or sub-committee member, as applicable, (i) by telephone, telex, telegram, facsimile, electronic-mail, or other electronic mechanism to his or her home or business at least twenty-four hours in advance of the meeting, or, in the case of a meeting called for the purpose of considering the institution of a liquidity fee or the temporary suspension of redemptions in accordance with Rule 2a-7 under the 1940 Act, two hours, or (ii) in person at another meeting of the Board of Trustees or such committee or sub-committee, as applicable, or (iii) by written notice mailed or sent via overnight courier to his or her home or

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business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee, committee member or sub-committee member who attends a meeting of the Board of Trustees or any committee or sub-committee thereof without objecting to the lack of notice or who signs a waiver of notice either before or after such meeting.

   Section 4. Quorum. At all meetings of the Board of Trustees and any committee or sub-committee thereof, one-third of the Trustees then in office or one-third of the committee members or sub-committee members (but in no event less than two Trustees), as applicable, shall constitute a quorum for the transaction of business. The act of a majority of the Trustees, committee members or sub-committee members, including a majority of such Trustees, committee members or sub-committee members who are not Interested Persons, shall be the act of the Board of Trustees or such committee or sub-committee, as applicable, except for any higher voting requirement as may be specifically provided by applicable law or by the Agreement or these Bylaws. If a quorum shall not be present at any meeting of the Board of Trustees or any committee or sub-committee thereof, the Trustees, committee members or sub-committee members, as applicable, present thereat may adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action that may be taken by the Board of Trustees or any committee or sub-committee thereof by majority vote at a meeting duly called and at which a quorum required by the Bylaws is present, may also be taken by written consent of at least seventy-five percent (75%) of the Trustees or members of the committee or sub-committee, as the case may be, without a meeting, provided that the writing or writings are filed with the minutes of proceedings of the Board or committee or sub-committee. Written consents or waivers of the Trustees may be executed in one or more counterparts. Any written consent or waiver may be provided and delivered to the Trust by any means by which notice may be given to a Trustee. Subject to the requirements of the Governing Instrument and the 1940 Act, the Trustees by Majority Trustee Vote may delegate to any Trustee or Trustees or committee or sub-committee of Trustees, officer or officers of the Trust or any agent of the Trust authority to approve particular matters or take particular actions on behalf of the Trust or any Portfolio.

   Section 5. Designation, Powers, and Names of Committees; Sub-Committees; Committee Charters.

       (a) The Board of Trustees shall have at a minimum the following five committees: (1) an Audit Committee; (2) a Governance Committee; (3) an Investments Committee; (4) a Valuation, Distribution and Proxy Oversight Committee; and (5) a Compliance Committee. Each such Committee shall have a written Charter governing its membership, duties and operations, and the Board shall designate the powers of each such Committee in its Charter. The Board of Trustees may terminate any such Committee by an amendment to these Bylaws. The Board of Trustees may, by resolution passed by a majority of the whole Board, establish one or more sub-committees of each such Committee, and the membership, duties and operations of each such sub-committee shall be set forth in the written Charter of the applicable Committee.

       (b) The Board of Trustees may, by resolution passed by a majority of the whole Board, designate one or more additional committees, including ad hoc committees to address specified issues, each of which may, if deemed advisable by the Board of Trustees, have a written Charter. Each such additional committee shall consist of two or more of the Trustees of the Trust, provided that a majority of members of each committee shall not be Interested Persons. The Board may designate one or more Trustees as alternate members of

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any such additional committee, who may replace any absent or disqualified member at any meeting of such committee. Each such additional committee, to the extent provided in the resolution and/or in such committee's Charter, if applicable, shall have and may exercise the powers of the Board of Trustees in the management of the business and affairs of the Trust; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Trustees to act at the meeting in the place of any such absent or disqualified member. Such additional committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Trustees and/or as set forth in the written Charter of such committee or committees, if applicable.

   Section 6. Chair; Vice Chair. The Board of Trustees shall have a Chair, who shall be a Trustee who is not an Interested Person. The Chair shall be elected by a majority of the Trustees, including a majority of the Trustees who are not Interested Persons. The Board of Trustees may also have a Vice Chair, who shall be a Trustee. The Vice Chair shall be elected by a majority of the Trustees, including a majority of the Trustees who are not Interested Persons. The Chair shall preside at all meetings of the Shareholders and the Board of Trustees, if the Chair is present, and shall approve the agendas of all meetings of the Shareholders and the Board of Trustees. The Chair shall have such other powers and duties as shall be determined by the Board of Trustees, and shall undertake such other assignments as may be requested by the Board of Trustees. If the Chair shall not be present, the Vice Chair, if any, shall preside at all meetings of the Shareholders and the Board of Trustees, if the Vice Chair is present. The Vice Chair shall have such other powers and duties as shall be determined by the Chair or the Board of Trustees, and shall undertake such other assignments as may be requested by the Chair or the Board of Trustees.

                                  ARTICLE III
                                   OFFICERS

   Section 1. Executive Officers. The executive officers shall include a Principal Executive Officer, a President, one or more Vice Presidents, which may include one or more Executive Vice Presidents and/or Senior Vice Presidents (the number thereof to be determined by the Board of Trustees), a Principal Financial Officer, a Chief Legal Officer, a Chief Compliance Officer, a Senior Officer, a Treasurer, a Secretary and an Anti-Money Laundering Compliance Officer. The Board of Trustees may also in its discretion appoint Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers, agents and employees, who shall have such authority and perform such duties as the Board may determine. The Board of Trustees may fill any vacancy that may occur in any office. Any two offices, except for those of President and Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument on behalf of the Trust in more than one capacity, if such instrument is required by law or by these Bylaws to be executed, acknowledged or verified by two or more officers.

   Section 2. Term of Office. Unless otherwise specifically determined by the Board of Trustees, the officers shall serve at the pleasure of the Board of Trustees. If the Board of Trustees in its judgment finds that the best interests of the Trust will be served, the Board of Trustees may remove any officer of the Trust at any time with or without cause. The Trustees may delegate this power to the President (without supervision by the Trustees) with respect to any other officer, except the Senior Officer. Such removal shall be without prejudice to the

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contract rights, if any, of the person so removed. Any officer may resign from office at any time by delivering a written resignation to the Trustees or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

   Section 3. Principal Executive Officer. The Principal Executive Officer shall be the chief executive officer of the Trust and shall generally manage the business and affairs of the Trust. The Principal Executive Officer shall be responsible for making the certifications required of the Trust's principal executive officer by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the Securities and Exchange Commission (the "Commission").

   Section 4. President; Vice Presidents. The President and one or more Vice Presidents, which may include one or more Executive Vice Presidents and/or Senior Vice Presidents, shall have and exercise such powers and duties of the Principal Executive Officer in the absence or inability to act of the Principal Executive Officer, as may be assigned to them, respectively, by the Board of Trustees or, to the extent not so assigned, by the Principal Executive Officer. In the absence or inability to act of the Principal Executive Officer, the powers and duties of the Principal Executive Officer not otherwise assigned by the Board of Trustees or the Principal Executive Officer shall devolve first upon the President, then upon the Executive Vice Presidents, then upon the Senior Vice Presidents, and finally upon the Vice Presidents, all in the order of their election. If both the Chair and the Vice Chair are absent, or if the Chair is absent and there is no Vice Chair, the President shall, if present, preside at all meetings of the Shareholders and the Board of Trustees.

   Section 5. Principal Financial Officer. The Principal Financial Officer, who shall also have a title of at least Vice President, shall be the chief financial officer of the Trust and shall generally manage the financial affairs of the Trust. The Principal Financial Officer shall be responsible for making the certifications required of the Trust's principal financial officer by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

   Section 6. Chief Legal Officer. The Chief Legal Officer, who shall also have a title of at least Senior Vice President, shall generally manage the legal affairs of the Trust. The Chief Legal Officer shall be responsible for receiving up-the-ladder reports within the Trust of any evidence of material violations of securities laws or breaches of fiduciary duty or similar violations by the Trust, as required by Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

   Section 7. Chief Compliance Officer. The Chief Compliance Officer, who shall also have a title of at least Senior Vice President, shall be responsible for administering the Trust's policies and procedures adopted pursuant to Rule 38a-1(a)(1) under the 1940 Act.

   Section 8. Senior Officer. The Senior Officer, who shall also have a title of at least Senior Vice President, shall be employed by or on behalf of the Trust and shall have such powers and duties as are set forth in such Senior Officer's Executive Employment Agreement.

   Section 9. Treasurer. The Treasurer shall have the care and custody of the funds and securities of the Trust and shall deposit the same in the name of the Trust in such bank or banks or other depositories, subject to withdrawal in such manner as these Bylaws or the Board of Trustees may determine. The Treasurer shall, if required by the Board of Trustees, give such bond for the faithful discharge of duties in such form as the Board of Trustees may require.

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   Section 10. Secretary. The Secretary shall (a) have custody of the seal of the Trust, if any; (b) if requested, attend meetings of the Shareholders, the Board of Trustees, and any committees or sub-committees of Trustees; (c) keep or cause to be kept the minutes of all meetings of Shareholders, the Board of Trustees and any committees or sub-committees thereof, and (d) issue all notices of the Trust. The Secretary shall have charge of the Shareholder records and such other books and papers as the Board may direct, and shall perform such other duties as may be incidental to the office or which are assigned by the Board of Trustees.

   Section 11. Anti-Money Laundering Compliance Officer. The Anti-Money Laundering Compliance Officer shall have such powers and duties as are set forth in the Anti-Money Laundering Program adopted by the Trust pursuant to the USA PATRIOT Act of 2001 and the rules promulgated thereunder, as such Program may be amended from time to time.

   Section 12. Assistant Officers. Assistant officers, which may include one or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, shall perform such functions and have such responsibilities as the Board of Trustees may assign to them or, to the extent not so assigned, by the President, Vice President(s), Secretary or Treasurer, as applicable.

   Section 13. Surety Bond. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the 1940 Act and the rules and regulations of the Commission) to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his or her duties to the Trust, including responsibility for negligence and for the accounting of any of the Trust's property, funds, or securities that may come into his or her hands.

   Section 14. Authorized Signatories. Unless a specific officer is otherwise designated in these Bylaws or in a resolution adopted by the Board of Trustees, the proper officers of the Trust for executing agreements, documents and instruments other than Internal Revenue Service forms shall be the Principal Executive Officer, the President, any Vice President, the Principal Financial Officer, the Chief Legal Officer, the Chief Compliance Officer, the Senior Officer, the Treasurer, the Secretary, the Anti-Money Laundering Compliance Officer, any Assistant Vice President, any Assistant Treasurer or any Assistant Secretary. Unless a specific officer is otherwise designated in these Bylaws or in a resolution adopted by the Board of Trustees, the proper officers of the Trust for executing any and all Internal Revenue Service forms shall be the Principal Executive Officer, the President, any Vice President, the Principal Financial Officer, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary.

                                  ARTICLE IV
                         MEETINGS OF THE SHAREHOLDERS

   Section 1. Purpose. All meetings of the Shareholders for the election of Trustees shall be held at such place as may be fixed from time to time by the Trustees, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Trustees and stated in the notice indicating that a meeting has been called for such purpose. Meetings of the Shareholders may be held for any purpose determined by the Trustees and may be held at such time and place, within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. At all

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meetings of the Shareholders, every Record Owner entitled to vote on a matter to be voted on by such Shares shall be entitled to vote on such matter at such meeting either in person or by written proxy signed by the Record Owner or by his duly authorized attorney in fact. A Record Owner may duly authorize such attorney in fact through written, electronic, telephonic, computerized, facsimile, telecommunication, telex or oral communication or by any other form of communication.

   Section 2. Nomination of Trustees.

       (a) Any Shareholder may submit names of individuals to be considered by the Governance Committee or the Board of Trustees for election as trustees of the Trust, as applicable, provided, however, (i) that such person submits such names in a timely manner as set out in Section 2 of Article V hereof, (ii) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (iii) that the Governance Committee or the Board of Trustees, as applicable, shall make the final determination of persons to be nominated.

       (b) The process and procedures for the nomination of persons for election or appointment as trustees of the Trust by the Trustees shall be set forth in the written Charter for the Governance Committee of the Board of Trustees.

   Section 3. Election of Trustees. All meetings of the Shareholders for the purpose of electing Trustees shall be held on such date and at such time as shall be designated from time to time by the Trustees and stated in the notice of the meeting, at which the Shareholders shall elect by a plurality vote any number of Trustees as the notice for such meeting shall state are to be elected, and transact such other business as may properly be brought before the meeting in accordance with Section 1 of this Article IV.

   Section 4. Annual Meetings. There shall be no annual meetings of the Shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law. In the event any annual meeting of the Shareholders is to be held, it shall be held at the principal executive office of the Trust or as otherwise determined by the Board of Trustees.

   Section 5. Special Meetings. Special meetings of the Shareholders shall be held as provided herein or in the Agreement or as otherwise required by the 1940 Act or other applicable federal law. Except as required by federal law including the 1940 Act, the Shareholders shall not be entitled to call, or to have the Secretary call, special meetings of the Shareholders. To the extent required by federal law including the 1940 Act, special meetings of the Shareholders shall be called by the Secretary upon the request of the Shareholders owning Shares representing at least the percentage of the total combined votes of all Shares of the Trust issued and outstanding required by federal law including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and
(b) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

   Section 6. Notice of Meetings. Written notice of a special meeting stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten days before the date of the meeting, to each Shareholder entitled to

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vote at such meeting in accordance with Article V hereof. No notice of any meeting need be given to any Shareholder who attends such meeting in person or to any Shareholder who waives notice of such meeting (which waiver shall be filed with the records of such meeting), whether before or after the time of the meeting. In the absence of fraud, any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Shareholders shall not invalidate any action otherwise properly taken at any such meeting.

   Section 7. Conduct of Special Meeting. Business transacted at any special meeting of the Shareholders shall be limited to (i) the purpose stated in the notice and (ii) the adjournment of such special meeting with regard to such stated purpose.

   Section 8. Quorum. The holders of one-third of the Outstanding Shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by applicable law or by the Agreement. Notwithstanding the preceding sentence, with respect to any matter which by applicable law or by the Agreement requires the separate approval of one or more Classes or Portfolios, the holders of one-third of the Outstanding Shares of each such Class or Portfolio (or of such Classes or Portfolios voting together as a single class) entitled to vote on the matter shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the vote of the holders of a majority of Shares cast shall have power to adjourn the meeting from time to time in accordance with Article IV, Section 16 hereof, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

   Section 9. Organization of Meetings.

       (a) The meetings of the Shareholders shall be presided over by the Chair, or if the Chair shall not be present, by the Vice Chair, if any, or if the Vice Chair shall not be present or if there is no Vice Chair, by the President, or if the President shall not be present, by a Vice President, or if no Vice President is present, by a chair appointed for such purpose by the Board of Trustees or, if not so appointed, by a chair appointed for such purpose by the officers and Trustees present at the meeting. The Secretary of the Trust, if present, shall act as secretary of such meetings, or if the Secretary is not present, an Assistant Secretary of the Trust shall so act, and if no Assistant Secretary is present, then a person designated by the Secretary of the Trust shall so act, and if the Secretary has not designated a person, then the meeting shall elect a secretary for the meeting.

       (b) The Board of Trustees of the Trust shall be entitled to make such rules and regulations for the conduct of meetings of the Shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Trustees, if any, the chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing: an agenda or order of business for the meeting; rules and procedures for maintaining order at the meeting and the safety of those present; limitations on participation in such meeting to shareholders of record of the Trust and their duly authorized and constituted proxies, and such other persons as the chair shall permit; restrictions on entry to the meeting after the time fixed for the commencement thereof; limitations on the time allotted to questions

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or comments by participants; and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot, unless and to the extent the Board of Trustees or the chair of the meeting determines that meetings of the Shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

   Section 10. Voting Standard. When a quorum is present at any meeting, the vote of the holders of a majority of the Shares cast shall decide any question brought before such meeting, unless the question is one on which, by express provision of applicable law, the Agreement, these Bylaws, or applicable contract, a different vote is required, in which case such express provision shall govern and control the decision of such question.

   Section 11. Voting Procedure. Each whole Share shall be entitled to one vote, and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of the Shareholders, all Shares shall be voted together, except when required by applicable law or when the Trustees have determined that the matter affects the interests of one or more Portfolios (or Classes), then only the Shareholders of such Portfolios (or Classes) shall be entitled to vote thereon.

   Section 12. Action Without Meeting. Unless otherwise provided in the Agreement or applicable law, any action required to be taken at any meeting of the Shareholders, or any action which may be taken at any meeting of the Shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of Outstanding Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted. Prompt notice of the taking of any such action without a meeting by less than unanimous written consent shall be given to those Shareholders who have not consented in writing.

   Section 13. Broker Non-Votes. At any meeting of the Shareholders the Trust will consider broker non-votes as present for purposes of determining whether a quorum is present at the meeting. Broker non-votes will not count as votes cast for or against any proposals.

   Section 14. Abstentions. At any meeting of the Shareholders the Trust will consider abstentions as present for purposes of determining whether a quorum is present at the meeting. Abstentions will not count as votes cast for or against any proposals.

   Section 15. Record Date for Shareholder Meetings and Consents. In order that the Trustees may determine the Shareholders entitled to notice of or to vote at any meeting of the Shareholders or any adjournment thereof, or to express consent to action in writing without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than ninety nor less than ten days before the original date upon which the meeting of the Shareholders is scheduled, nor more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees for action by shareholder consent in writing without a meeting. A determination of shareholders of record entitled to notice of or to vote at a meeting of the Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting so long as notice of the adjournment and the new record and meeting dates are given to the Shareholders.

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   Section 16. Postponements and Adjournments. Prior to the date upon which any meeting of Shareholders is to be held, the Board of Trustees may postpone such meeting one or more times for any reason by giving notice to each Shareholder entitled to vote at the meeting so postponed of the place, date and hour at which such meeting will be held. Such notice shall be given not fewer than two
(2) days before the date of such meeting and otherwise in accordance with
Article V. A meeting of the Shareholders convened on the date for which it was called may be adjourned from time to time without further notice to the Shareholders to a date not more than 120 days after the original record date. A meeting of the Shareholders may not be adjourned for more than 120 days after the original record date for such meeting without giving the Shareholders notice of the adjournment and the new meeting date. Except as otherwise set forth in Article IV, Section 8 hereof, the vote of the holders of one-third of the Shares cast shall be required in order to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.

   Section 17. Voting -- Proxies. At all meetings of the Shareholders, every Shareholder of record entitled to vote thereat shall be entitled to vote either in person or by proxy, which term shall include proxies provided by such Shareholder, or his duly authorized attorney, through written, electronic, telephonic, computerized, facsimile, telecommunications, telex or oral communication or by any other form of communication, each pursuant to such voting procedures and through such systems as are authorized by the Board of Trustees or any officer of the Trust. Proxies may be solicited in the name of one or more Trustees or one or more officers of the Trust.

   Unless the proxy provides otherwise, it shall not be valid for more than eleven (11) months before the date of the meeting. All proxies shall be delivered to the secretary or other person responsible for recording the proceedings before being voted. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy is taken (a) by a writing delivered to the Trust stating that the proxy is revoked, (b) by a subsequent proxy executed by such person, (c) attendance at the meeting and voting in person by the person executing that proxy, or (d) revocation by such person using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act; or
(ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted. Unless revoked, any proxy given in connection with a postponed or adjourned meeting for which a new record date is fixed shall continue to be valid so long as the Shareholder giving such proxy is a Shareholder of record on such new such record date.

   A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them in which case such proxy shall not be valid and no vote shall be received in respect of such Shares unless all persons holding such Shares shall agree on their manner of voting. Unless otherwise specifically limited by their terms, proxies shall entitle the Shareholder to vote at any adjournment of a Shareholders' meeting.

   Section 18. Concerning Validity of Proxies, Ballots, Etc. At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of proxies, and the acceptance or rejection of

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votes, unless inspectors of election shall have been appointed as provided below in this section, in which event such inspectors of election shall decide all such questions.

   A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. Subject to the provisions of the Delaware Act, the Agreement, or these By-laws, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, shall govern all matters concerning the giving, voting or validity of proxies, as if the Trust were a Delaware corporation and the Shareholders were stockholders of a Delaware corporation.

   At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the chairman of the meeting may, appoint one or more inspectors of election who shall first subscribe an oath or affirmation to execute faithfully the duties of inspector at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed as an inspector.

   The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and, to the extent required by federal law including the 1940 Act, but only to such extent, such vote shall be taken upon the request of the Shareholders owning Shares representing ten percent (10%) or more of the total combined votes of all Shares of the Trust issued and outstanding and entitled to vote on such election or matter.

                                   ARTICLE V
                                    NOTICES

   Section 1. Methods of Giving Notice. Whenever, under the provisions of applicable law or of the Agreement or of these Bylaws, notice is required to be given to any Trustee or Shareholder, it shall not, unless otherwise provided herein, be construed to mean personal notice, but such notice may be given orally in person, or by telephone (promptly confirmed in writing) or in writing, by mail addressed to such Trustee at his or her last given address or to such Shareholder at his address as it appears on the records of the Trust, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to Trustees or members of a committee or sub-committee may also be given by telex, telegram, facsimile, electronic-mail or via overnight courier. If sent by telex or facsimile, notice to a Trustee or member of a committee or sub-committee shall be deemed to be given upon transmittal; if sent by telegram, notice to a Trustee or member of a committee or sub-committee shall be deemed to be given when the telegram, so addressed, is delivered to the telegraph company; if sent by electronic-mail, notice to a Trustee or member of a committee or sub-committee shall be deemed to be given and shall be presumed valid when the Trust's electronic-mail server reflects the electronic-mail message as having been sent; and if sent via overnight courier, notice to a Trustee or member of a committee or sub-committee shall be deemed to be given when delivered against a receipt therefor.

   Section 2. Annual Meeting Notice Requirements for Nominations and Proposals by Shareholders.

       (a) For nominations or other business to be properly brought before any annual meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such other business must otherwise be a proper matter for action by Shareholders. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the 90/th/ day, nor earlier than the close of business on the 120/th/ day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust did not hold an annual meeting in the previous year, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120/th/ day prior to such annual meeting and not later than the close of business on the later of the 90/th/ day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a Shareholder's notice as described above. Such Shareholder's notice shall set forth (A) as to each person whom the Shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); (B) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such Shareholder, as they appear on the Trust's books, and of such beneficial owner and (ii) the number of shares of each Class of Shares of the Portfolio which are owned beneficially and of record by such Shareholder and such beneficial owner.

       (b) Notwithstanding anything in the second sentence of paragraph (a) of this Section 2 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year's annual meeting, a Shareholder's notice required by this Section 2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.

   Section 3. Special Meeting Notice Requirement for Nominations and Proposals by Shareholders. Only such business shall be conducted at a special meeting of the Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of the Shareholders at which Trustees are to be elected (A) pursuant to the Trust's notice of meeting, (B) by or at the direction of the Board of Trustees or (C) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in Section 2(a) of this Article V and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 2(a) of this Article V. In the event the Trust calls a special meeting of the Shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such Shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the Shareholder's notice containing the information required by this Section 2(a) shall be delivered to the Secretary at the principal executive offices of the Trust not earlier than the close of business on the 120/th/ day prior to such special meeting and not later than the close of business on the later of the 90/th/ day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Shareholder's notice as described above.

   Section 4. Written Waiver. Whenever any notice is required to be given under the provisions of applicable law or of the Agreement or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE VI
                  CERTIFICATES OF SHARES AND SHARE OWNERSHIP

   Section 1. Share Ownership and Transfer of Shares. All Shares issued by the Trust shall be uncertificated, and any certificates previously issued with respect to any Shares are deemed to be cancelled without any requirement for surrender to the Trust. The Trustees shall make such rules as they consider appropriate for the transfer of Shares and similar matters. With respect to any Shares for which a certificate was previously issued and remains outstanding, upon receipt of any request for transfer of Shares evidenced by a share certificate upon surrender to the Trust or the transfer agent of the Trust of such certificate for Shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall cancel the old certificate and record the transaction and the ownership of uncertificated Shares upon its books. No Shareholder shall have the right to demand or require that a certificate be issued to him, her or it.

   Section 2. Shareholder Book. The Trust shall keep or cause to be kept a Shareholder book, which may be maintained by means of computer systems, containing the names, alphabetically arranged, of all persons who are shareholders of the Trust, showing their places of residence, the number and Class of any Shares held by them, respectively, and the dates when they became the record owners thereof.

   Section 3. Registered Shareholders. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall contain the names and addresses of the Shareholders and the Shares held by each Shareholder. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Portfolio and Class and as to the number of Shares of the Trust and of each Portfolio and Class held from time to time by each Shareholder. The Trust shall be entitled to recognize the exclusive right of a person registered on its books as the owner of Shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim of interest in such Share or Shares on the part of any other person, whether or not it shall have express or other notice hereof. No Shareholder shall be entitled to receive payment of any distribution or to have notice given to such Shareholder of any meeting or other action in respect of the Trust or any Portfolio or Class until such Shareholder has given its address and such other information as shall be required to such officer or agent of the Trust or such Portfolio or Class as shall keep the record books of the Trust or such Portfolio or Class for entry thereof.

   Section 4. Record Date for Receiving Dividends and Other Actions. In order that the Trustees may determine the Shareholders entitled to receive payment of any dividend or other distribution of allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of Shares or for the purpose of any other lawful action, the Board of Trustees may fix a record date, which record date (i) shall be set forth in the resolution or resolutions authorizing the payment of such dividend or other lawful action and
(ii) shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

                                  ARTICLE VII
                              GENERAL PROVISIONS

   Section 1. Seal. The Board of Trustees may provide that the Trust have a business seal. The business seal shall have inscribed thereon the name of the statutory trust, the state of its organization, the year of its organization and the words "Business Trust" or "Statutory Trust." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced, including placing the word "[SEAL]" adjacent to the signature of the person authorized to sign a document on behalf of the Trust. Any officer or Trustee of the Trust shall have authority to affix the seal of the Trust to any document requiring the same.

   Section 2. Severability. The provisions of these Bylaws are severable. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of these Bylaws.

   Section 3. Headings. Headings are placed in these Bylaws for convenience of reference only and in case of any conflict, the text of these Bylaws rather than the headings shall control.

                                 ARTICLE VIII
                                INDEMNIFICATION

   Section 1. Indemnification.

       (a) To the maximum extent permitted by law, the Trust (or applicable Portfolio) shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding (other than a proceeding by or in the right of the Trust or a Portfolio) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.

       (b) To the maximum extent permitted by law, the Trust (or applicable Portfolio) shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by or in the right of the Trust (or such Portfolio) to procure a judgment in its favor by reason of the fact that such person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such proceeding.

       (c) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in disabling conduct.

   Section 2. Advance Payment of Indemnification Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio shall advance to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Covered Person (other than a Trustee or officer of the Trust) the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition. Notwithstanding any provision to the contrary contained herein, the Trust shall not advance expenses to any Covered Person (including a Trustee or officer of the Trust) unless:

       (a) the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that the amount of all expenses so advanced will be paid over by such person to the Trust or applicable Portfolio unless it is ultimately determined that such person is entitled to indemnification for such expenses; and

       (b) (i) such Covered Person shall have provided appropriate security for such undertaking, or (ii) such Covered Person shall have insured the Trust or applicable Portfolio against losses arising out of any such advance payments, or (iii) either (1) the Trustees, by the vote of a majority of a quorum of qualifying Trustees, or (2) independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

   Section 3. Determination of Entitlement to Indemnification. Any indemnification required or permitted under this Article VIII (unless ordered by a court) shall be made by the Trust or applicable Portfolio only as authorized in the specific case upon a reasonable determination, based upon a review of the facts, that the Covered Person is entitled to indemnification because (i) he or she is not liable by reason of disabling conduct, or (ii) in cases where there is no liability, he or she has not engaged in disabling conduct. Such determination shall be made by (i) the vote of a majority of a quorum of qualifying Trustees; or (ii) if there are no such Trustees, or if such Trustees so direct, by independent legal counsel in a written opinion. Notwithstanding anything to the contrary in Section 2 of this Article VIII, if a determination that a Covered Person engaged in disabling conduct is made in accordance with this Section 3, no further advances of expenses shall be made, and all prior advances, and insurance premiums paid for by the Trust, if applicable, must be repaid.

   Section 4. Contract Rights. With respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Covered Person, the rights to indemnification conferred in Section 1 of this Article VIII, and with respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, the advancement of expenses conferred in Section 2 of this Article VIII shall be contract rights. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VIII (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any such person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the proceeding relating to such acts or omissions is commenced before or after the time of such amendment, repeal, modification, or adoption). Any amendment or modification of, or adoption of any provision inconsistent with, this Article VIII (or any provision hereof), that has the effect of positively affecting any right to indemnification or advancement of expenses granted to any such person pursuant hereto, shall not apply retroactively to any person who was not serving as a Trustee, officer, employee or agent of the Trust at the time of such amendment, modification or adoption.

   Section 5. Claims.

       (a) If (X) a claim under Section 1 of this Article VIII with respect to any right to indemnification is not paid in full by the Trust or applicable Portfolio within sixty days after a written demand has been received by the Trust or applicable Portfolio or (Y) a claim under Section 2 of this Article VIII with respect to any right to the advancement of expenses is not paid in full by the Trust or applicable Portfolio within thirty days after a written demand has been received by the Trust or applicable Portfolio, then the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Trust or applicable Portfolio to recover the unpaid amount of the claim.

       (b) If successful in whole or in part in any suit brought pursuant to
Section 5(a) of this Article VIII, or in a suit brought by the Trust or applicable Portfolio to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the Covered Person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the Covered Person from whom the Trust or applicable Portfolio sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Trust or applicable Portfolio the reasonable expenses (including attorneys' fees) of prosecuting or defending such suit.

   Section 6. Definitions. For purposes of this Article VIII: (a) references to "Trust" include any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; (b) the term "disabling conduct" means willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust or applicable Portfolio; (c) the term "expenses" includes, without limitations, attorneys' fees; (d) the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative; and (e) the term "qualifying Trustee" means any Trustee who is not an interested person (as defined in the 1940 Act) of the Trust and is not a party to the proceeding.

                                  ARTICLE IX
                             VOTING OF SECURITIES

   Section 1. Voting of Securities. Unless otherwise ordered by the Board of Trustees, the Principal Executive Officer, the President or any Vice President shall have full power and authority on behalf of the Trust to attend and to act and to vote, or in the name of the Trust to execute proxies to vote, at any meeting of shareholders of any company in which the Trust may hold stock. At any such meeting such officer shall possess and may exercise (in person or by proxy) any and all rights, powers and privileges incident to the ownership of such stock. The Board of Trustees may by resolution from time to time confer like powers upon any other person or persons.

                                   ARTICLE X
                                  AMENDMENTS

   Section 1. Amendments. These Bylaws may be altered or repealed by the Trustees without the vote or approval of the Shareholders.

                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 2
                       TO THE THIRD AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

   This Amendment No. 2 (the "Amendment") to the Third Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective November 30, 2016, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of October 26, 2016, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to add Class T Shares and Class F Shares;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 30, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

                     PORTFOLIO                CLASSES OF EACH PORTFOLIO
                     ---------                -------------------------
       Invesco All Cap Market Neutral Fund        Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Balanced-Risk Allocation Fund      Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Balanced-Risk Commodity            Class A Shares
         Strategy Fund                            Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Developing Markets Fund            Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

                     PORTFOLIO                CLASSES OF EACH PORTFOLIO
                     ---------                -------------------------
       Invesco Emerging Markets Equity Fund    Class A Shares
                                               Class C Shares
                                               Class F Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class T Shares
                                               Class Y Shares

       Invesco Emerging Markets Flexible       Class A Shares
         Bond Fund                             Class B Shares
                                               Class C Shares
                                               Class F Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class T Shares
                                               Class Y Shares

       Invesco Endeavor Fund                   Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class F Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class T Shares
                                               Class Y Shares

       Invesco Global Infrastructure Fund      Class A Shares
                                               Class C Shares
                                               Class F Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class T Shares
                                               Class Y Shares

       Invesco Global Health Care Fund         Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class F Shares
                                               Class T Shares
                                               Class Y Shares
                                               Investor Class Shares

                     PORTFOLIO                CLASSES OF EACH PORTFOLIO
                     ---------                -------------------------
       Invesco Global Market Neutral Fund         Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Global Targeted Returns Fund       Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Greater China Fund                 Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R5 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Long/Short Equity Fund             Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Low Volatility Emerging            Class A Shares
         Markets Fund                             Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

                     PORTFOLIO                CLASSES OF EACH PORTFOLIO
                     ---------                -------------------------
       Invesco Macro Allocation Strategy Fund     Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Macro International Equity         Class A Shares
         Fund                                     Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco MLP Fund                           Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Macro Long/Short Fund              Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Multi-Asset Income Fund            Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

                     PORTFOLIO                CLASSES OF EACH PORTFOLIO
                     ---------                -------------------------
       Invesco Pacific Growth Fund                Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco Select Companies Fund              Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class T Shares
                                                  Class Y Shares

       Invesco World Bond Fund                    Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares"

                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 3
                       TO THE THIRD AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

   This Amendment No. 3 (the "Amendment") to the Third Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective February 27, 2017, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of October 26, 2016, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 24, 2017.

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
   ---------                                      -------------------------
   Invesco All Cap Market Neutral Fund                Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Allocation Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Commodity Strategy Fund      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

   Invesco Developing Markets Fund                    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
    ---------                                    -------------------------
    Invesco Emerging Markets Equity Fund          Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Emerging Markets Flexible Bond Fund   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Endeavor Fund                         Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Global Infrastructure Fund            Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Global Health Care Fund               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class T Shares
                                                  Class Y Shares
                                                  Investor Class Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------
    Invesco Global Market Neutral Fund                Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Global Targeted Returns Fund              Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Greater China Fund                        Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R5 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Long/Short Equity Fund                    Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Low Volatility Emerging Markets Fund      Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

       PORTFOLIO                               CLASSES OF EACH PORTFOLIO
       ---------                               -------------------------
       Invesco Macro Allocation Strategy Fund      Class A Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco MLP Fund                            Class A Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco Multi-Asset Income Fund             Class A Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco Pacific Growth Fund                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco Select Companies Fund               Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class T Shares
                                                   Class Y Shares

      PORTFOLIO                                CLASSES OF EACH PORTFOLIO
      ---------                                -------------------------
      Invesco World Bond Fund                      Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares"

                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 4
                      TO THE THIRD AMENDED AND RESTATED

                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

   This Amendment No. 4 (the "Amendment") to the Third Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective February 28, 2017, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of October 26, 2016, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to add Class R6 Shares to Invesco Global Health Care Fund, Invesco Greater China Fund, Invesco Pacific Growth Fund and Invesco Select Companies Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 28, 2017.

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
   ---------                                      -------------------------
   Invesco All Cap Market Neutral Fund                Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Allocation Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

   Invesco Balanced-Risk Commodity Strategy Fund      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

   Invesco Developing Markets Fund                    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
    ---------                                    -------------------------
    Invesco Emerging Markets Equity Fund          Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Emerging Markets Flexible Bond Fund   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Endeavor Fund                         Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Global Infrastructure Fund            Class A Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares

    Invesco Global Health Care Fund               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class F Shares
                                                  Class R6 Shares
                                                  Class T Shares
                                                  Class Y Shares
                                                  Investor Class Shares

    PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
    ---------                                     -------------------------
    Invesco Global Market Neutral Fund                Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Global Targeted Returns Fund              Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Greater China Fund                        Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Long/Short Equity Fund                    Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

    Invesco Low Volatility Emerging Markets Fund      Class A Shares
                                                      Class C Shares
                                                      Class F Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class T Shares
                                                      Class Y Shares

       PORTFOLIO                               CLASSES OF EACH PORTFOLIO
       ---------                               -------------------------
       Invesco Macro Allocation Strategy Fund      Class A Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco MLP Fund                            Class A Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco Multi-Asset Income Fund             Class A Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco Pacific Growth Fund                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

       Invesco Select Companies Fund               Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares

      PORTFOLIO                                CLASSES OF EACH PORTFOLIO
      ---------                                -------------------------
      Invesco World Bond Fund                      Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class F Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class T Shares
                                                   Class Y Shares"